                             Financial Statements

                             Separate Account VUL
                                      of
                       Integrity Life Insurance Company

                               DECEMBER 31, 1998
                      WITH REPORT OF INDEPENDENT AUDITORS

                             Separate Account VUL
                                      of
                       Integrity Life Insurance Company

                             Financial Statements


                               December 31, 1998




                                    CONTENTS

Report of Independent Auditors...............................................1

Audited Financial Statements

Statement of Assets and Liabilities..........................................2
Statement of Operations......................................................3
Statements of Changes in Net Assets..........................................4
Notes to Financial Statements................................................6


                    Report of Independent Auditors

Policyholders
Separate Account VUL of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account VUL of Integrity Life Insurance Company (comprising, respectively, the Common Stock, Money Market, Balanced, Aggressive Stock, High Yield, and Global Divisions) as of December 31, 1998, the related statement of operations for the year then ended and statements of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in The Hudson River Trust (the "Trust") as of December 31, 1998, by correspondence with the transfer agent of the Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account VUL of Integrity Life Insurance Company at December 31, 1998, the results of their operations for the year then ended, and changes in their net assets for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.


                                                 /s/ ERNST & YOUNG LLP



Louisville, Kentucky
April 9, 1999

            Separate Account VUL of Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 1998


                                              COMMMON       MONEY                 AGGRESSIVE      HIGH
                                               STOCK        MARKET     BALANCED     STOCK         YIELD      GLOBAL
                                              DIVISION     DIVISION    DIVISION    DIVISION     DIVISION    DIVISION       TOTAL
                                           -----------------------------------------------------------------------------------------
ASSETS
Investments in The Hudson River Trust
  at value (aggregate cost of $28,000,510)  $ 19,182,954  $ 827,535  $ 6,082,232  $ 6,058,968   $ 379,952  $ 1,418,768  $ 33,950,409

LIABILITIES
Payable to the general account
  of Integrity                                       901         55          422        3,154         311      274,789       279,632
                                           -----------------------------------------------------------------------------------------

NET ASSETS                                  $ 19,182,053  $ 827,480  $ 6,081,810  $ 6,055,814   $ 379,641  $ 1,143,979  $ 33,670,777
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

Unit value                                  $     644.97  $  188.75  $    339.69  $    564.75   $  285.23  $    302.56
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------

Units outstanding                                 29,741      4,384       17,904       10,723       1,331        3,781
                                           -----------------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------------


SEE ACCOMPANYING NOTES.

           Separate Account VUL of Integrity Life Insurance Company

                            Statement of Operations

                          Year Ended December 31, 1998


                                                            COMMON            MONEY                             AGGRESSIVE
                                                            STOCK             MARKET          BALANCED            STOCK
                                                           DIVISION          DIVISION         DIVISION           DIVISION
                                                    -------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends from
    The Hudson River Trust                                $ 2,433,250      $    40,455      $   664,700      $   324,427

EXPENSES
  Mortality and expense risk and
    administrative charges                                     95,418            4,684           32,272           34,702
                                                    -------------------------------------------------------------------------
NET INVESTMENT INCOME                                       2,337,832           35,771          632,428          289,725

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain on sales of investments                   991,427            2,951           32,783          128,944
  Net unrealized appreciation (depreciation)
   of investments:
      Beginning of period                                   4,340,259            6,697          283,082          411,740
      End of period                                         5,377,215            6,813          536,967          (37,006)
                                                    -------------------------------------------------------------------------
  Change in net unrealized appreciation/
   depreciation during the period                           1,036,956              116          253,885         (448,746)
                                                    -------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                            2,028,383            3,067          286,668         (319,802)
                                                    -------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                               $ 4,366,215      $    38,838      $   919,096      $   (30,077)
                                                    -------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------


                                                              HIGH
                                                              YIELD           GLOBAL
                                                             DIVISION        DIVISION          TOTAL
                                                      ---------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends from
    The Hudson River Trust                                $    51,907      $   104,633      $ 3,619,372

EXPENSES
  Mortality and expense risk and
    administrative charges                                      2,488            7,166          176,730
                                                      ---------------------------------------------------
NET INVESTMENT INCOME                                          49,419           97,467        3,442,642

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain on sales of investments                     1,387           52,225        1,209,717
  Net unrealized appreciation (depreciation)
   of investments:
      Beginning of period                                      18,540           31,414        5,091,732
      End of period                                           (60,201)         126,111        5,949,899
                                                      ---------------------------------------------------
  Change in net unrealized appreciation/
   depreciation during the period                             (78,741)          94,697          858,167
                                                      ---------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                              (77,354)         146,922        2,067,884
                                                      ---------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                               $   (27,935)     $   244,389      $ 5,510,526
                                                      ---------------------------------------------------
                                                      ---------------------------------------------------


SEE ACCOMPANYING NOTES.

           Separate Account VUL of Integrity Life Insurance Company

                     Statement of Changes in Net Assets

                        Year Ended December 31, 1997


                                                            COMMON           MONEY                            AGGRESSIVE
                                                            STOCK            MARKET           BALANCED          STOCK
                                                           DIVISION         DIVISION          DIVISION         DIVISION
                                                    -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income                                  $  2,337,832    $    35,771      $    632,428      $   289,725
   Net realized gain on sales of investments                   991,427          2,951            32,783          128,944
   Change in net unrealized appreciation/
    depreciation during the period                           1,036,956            116           253,885         (448,746)
                                                    -------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                                   4,366,215         38,838           919,096          (30,077)

INCREASE (DECREASE) IN NET ASSETS FROM POLICY
  RELATED TRANSACTIONS
   Contributions from policyholders                            628,165         21,752           340,974          273,800
   Policy terminations and benefits                         (2,171,915)      (250,769)         (862,809)        (832,067)
   Net transfers among investment divisions                      3,993        100,085            (7,151)         (48,261)
                                                    -------------------------------------------------------------------------
Net decrease in net assets from
 policy related transactions                                (1,539,757)      (128,932)         (528,986)        (606,528)
                                                    -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2,826,458        (90,094)          390,110         (636,605)

Net Assets, beginning of year                               16,355,595        917,574         5,691,700        6,692,419
                                                    -------------------------------------------------------------------------
NET ASSETS, END OF YEAR                                   $ 19,182,053    $   827,480      $  6,081,810      $ 6,055,814
                                                    -------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                                  1,136            118             1,098              492
  Terminations and benefits                                     (3,984)        (1,366)           (2,823)          (1,464)
  Net transfers                                                    (25)           542               (43)            (118)
                                                    -------------------------------------------------------------------------
Net decrease in units                                           (2,873)          (706)           (1,768)          (1,090)
                                                    -------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------


                                                               HIGH
                                                               YIELD         GLOBAL
                                                              DIVISION      DIVISION           TOTAL
                                                    ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income                                   $   49,419     $    97,467      $   3,442,642
   Net realized gain on sales of investments                    1,387          52,225          1,209,717
   Change in net unrealized appreciation/
    depreciation during the period                            (78,741)         94,697            858,167
                                                    ------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                                    (27,935)        244,389          5,510,526

INCREASE (DECREASE) IN NET ASSETS FROM POLICY
  RELATED TRANSACTIONS
   Contributions from policyholders                            20,956          75,058          1,360,705
   Policy terminations and benefits                           (99,759)       (171,612)        (4,388,931)
   Net transfers among investment divisions                    35,609        (255,515)          (171,240)
                                                    ------------------------------------------------------
Net decrease in net assets from
 policy related transactions                                  (43,194)       (352,069)        (3,199,466)
                                                    ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                             (71,129)       (107,680)         2,311,060

Net Assets, beginning of year                                 450,770       1,251,659         31,359,717
                                                    ------------------------------------------------------
NET ASSETS, END OF YEAR                                    $  379,641     $ 1,143,979      $  33,670,777
                                                    ------------------------------------------------------
                                                    ------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                                    69             224
  Terminations and benefits                                      (342)           (506)
  Net transfers                                                   114              25
                                                    ------------------------------------------------------
Net decrease in units                                            (159)           (257)
                                                    ------------------------------------------------------
                                                    ------------------------------------------------------


SEE ACCOMPANYING NOTES.

           Separate Account VUL of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1997


                                                            COMMON            MONEY                            AGGRESSIVE
                                                            STOCK             MARKET          BALANCED           STOCK
                                                           DIVISION          DIVISION         DIVISION          DIVISION
                                                    -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income                                $  1,231,101       $   39,054       $  428,871       $   531,834
   Net realized gain on sales of investments               1,013,552            2,615          137,227           235,552
   Change in net unrealized appreciation/
     depreciation during the period                        1,597,649           (2,117)         177,960           (85,148)
                                                    -------------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                              3,842,302           39,552          744,058           682,238

INCREASE (DECREASE) IN NET ASSETS FROM POLICY
  RELATED TRANSACTIONS
   Contributions from policyholders                          709,747           35,370          430,872           320,929
   Policy terminations and benefits                       (2,154,973)        (140,037)        (901,177)         (948,774)
   Net transfers among investment divisions                  (23,918)          96,046          (10,426)          (46,467)
                                                    -------------------------------------------------------------------------
Net decrease in net assets from
   policy related transactions                            (1,469,144)          (8,621)        (480,731)         (674,312)
                                                    -------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                          2,373,158           30,931          263,327             7,926

Net assets, beginning of year                             13,982,437          886,643        5,428,373         6,684,493
                                                    -------------------------------------------------------------------------

NET ASSETS, END OF YEAR                                 $ 16,355,595       $  917,574      $ 5,691,700      $  6,692,419
                                                    -------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                                1,630              200            1,579               605
  Terminations and benefits                                   (4,823)            (799)          (3,335)           (1,792)
  Net transfers                                                   (5)             535              (17)                4
                                                    -------------------------------------------------------------------------
Net decrease in units                                         (3,198)             (64)          (1,773)           (1,183)
                                                    -------------------------------------------------------------------------
                                                    -------------------------------------------------------------------------


                                                               HIGH
                                                               YIELD         GLOBAL
                                                              DIVISION      DIVISION            TOTAL
                                                    ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS
   Net investment income                                   $   55,467    $    97,135        $  2,383,462
   Net realized gain on sales of investments                    5,932        112,601           1,507,479
   Change in net unrealized appreciation/
     depreciation during the period                            12,297        (72,624)          1,628,017
                                                    ------------------------------------------------------
Net increase in net assets resulting from
   operations                                                  73,696        137,112           5,518,958

INCREASE (DECREASE) IN NET ASSETS FROM POLICY
  RELATED TRANSACTIONS
   Contributions from policyholders                            23,214         87,418           1,607,550
   Policy terminations and benefits                          (114,746)      (234,685)         (4,494,392)
   Net transfers among investment divisions                     5,397         (4,872)             15,760
                                                    ------------------------------------------------------
Net decrease in net assets from
   policy related transactions                                (86,135)      (152,139)         (2,871,082)
                                                    ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                             (12,439)       (15,027)          2,647,876

Net assets, beginning of year                                 463,209      1,266,686          28,711,841
                                                    ------------------------------------------------------

NET ASSETS, END OF YEAR                                    $  450,770    $ 1,251,659        $ 31,359,717
                                                    ------------------------------------------------------
                                                    ------------------------------------------------------

UNIT TRANSACTIONS
   Contributions                                                   83            294
   Terminations and benefits                                     (412)          (802)
   Net transfers                                                   16             15
                                                    ---------------------------------
Net decrease in units                                            (313)          (493)
                                                    ---------------------------------
                                                    ---------------------------------

SEE ACCOMPANYING NOTES.

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 1998



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity") established Separate Account VUL (the "Separate Account") on May 14, 1986 for the purpose of issuing variable life insurance policies ("policies"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Variable life insurance policies have not been offered by Integrity since 1990, but policies are still outstanding. Net premiums may be received under existing policies. The operations of the Separate Account are part of Integrity.

Integrity is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

Policyholders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or to a guaranteed interest division provided by Integrity, or both. The Separate Account divisions invest in shares of the corresponding portfolios of The Hudson River Trust (the "Trust"), a mutual fund managed by Alliance Capital Management, L.P. The policyholder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has six investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Trust.

     COMMON STOCK PORTFOLIO seeks to obtain long-term growth of capital and increasing income. It invests primarily in common and preferred stocks and other equity type instruments.

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. It invests primarily in high quality short-term money market instruments.

     BALANCED PORTFOLIO seeks a high return through a combination of current income and capital appreciation. It invests primarily in common stocks, publicly-traded debt securities and high quality money market instruments.

     AGGRESSIVE STOCK PORTFOLIO seeks to obtain long term growth of capital. It invests primarily in common stocks and other equity-type securities issued by medium and smaller sized companies with strong growth potential.

     HIGH YIELD PORTFOLIO seeks a high return by maximizing current income and, to the extent consistent with that objective, capital appreciation. It invests primarily in a diversified mix of high yield, fixed income securities involving greater volatility of price and risk of principal and income than high quality fixed income securities.

     GLOBAL PORTFOLIO seeks long term growth of capital as a fundamental objective. It invests primarily in equity securities of non-United States as well as United States companies.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the policies may not be used to satisfy liabilities arising out of any other business of Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Trust are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Trust portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

Share transactions are recorded on the trade date. Realized gains and losses on sales of Trust shares are determined based on the identified cost basis.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

                              Separate Account VUL
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1998 and the cost of shares held at December 31, 1998 for each division were as follows:


               DIVISION             PURCHASES        SALES           COST
--------------------------------------------------------------------------------
Common Stock                        $ 3,046,767    $ 2,273,462     $ 13,805,739
Money Market                            541,941        635,067          820,722
Balanced                                927,373        827,537        5,545,265
Aggressive Stock                        641,241        963,263        6,095,974
High Yield                              151,032        144,485          440,153
Global                                  397,663        378,856        1,292,657
                                                                ----------------
                                                                   $ 28,000,510
                                                                ----------------
                                                                ----------------


3. EXPENSES

Integrity assumes mortality and expense risks related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 0.60% of policyholders' net assets to cover these risks.

Integrity makes deductions for administrative expenses and state premium taxes from premiums before amounts are allocated to the Separate Account.

4. YEAR 2000 (UNAUDITED)

ARM has undertaken a Year 2000 project that includes all of its subsidiaries, including the Company. ARM's Year 2000 compliance project, as it relates to the Company, is provided for under the Investment Services Agreement and Administrative Services Agreement between ARM and the Company. The cost of ARM's Year 2000 initiatives is not expected to be material to ARM's results of operations or financial condition. Likewise, any cost to the Company related to Year 2000 compliance is not expected to be material to the Company's results of operations or financial condition.

ARM has completed the assessment phase of the project for all production applications, hardware (personal computers and servers), system software, vendors, and business partners. Although ARM is still receiving information from a few vendors and business partners and assessing various logistic concerns with its facilities, ARM's major production systems are substantially Year 2000 compliant. Where Year 2000 problems were found, the necessary upgrades and repairs have begun and are scheduled for completion no later than May 31, 1999.

As well as assessing its facilities, ARM is also in the repair and certification testing phase of its project. The testing phase will serve to verify the results of repairs and assessments. Steps needed to correct any problems uncovered during testing will begin immediately at that time. ARM's Year 2000 project is well underway and because management believes that it will be Year 2000 compliant by May 31, 1999, it currently has no contingency plans for system issues in place beyond its normal disaster recovery procedures. As a precaution, ARM is developing a contingency and business resumption plan to address various logistic concerns with its facilities. The contingency and business resumption plan is scheduled for completion no later than September 30, 1999.

Although ARM anticipates no major interruption of business activities, that will depend, in part, upon the activity of third parties. Even though ARM has assessed and continues to assess third party issues, it has no direct ability to influence the compliance actions of such parties. Accordingly, while ARM believes its actions in this regard should have the effect of reducing Year 2000 risks, it is unable to eliminate them or to estimate the ultimate effect Year 2000 risks will have on the Company's operations.

The estimated date on which ARM believes it will complete its Year 2000 compliance efforts, and the expenses related to ARM's Year 2000 compliance efforts are based upon management's best estimates, which were based on assumptions of future events, including the availability of certain resources, third party modification plans and other factors. There can be no assurance that these results and estimates will be achieved, and the actual results could materially differ from those anticipated.

                              Financial Statements
                                (Statutory Basis)

                        Integrity Life Insurance Company

                     YEARS ENDED DECEMBER 31, 1998 AND 1997
                       WITH REPORT OF INDEPENDENT AUDITORS

                        Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)


                     Years Ended December 31, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors..........................................................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)........................................................................3
Statements of Income (Statutory Basis)..................................................................5
Statements of Changes in Capital and Surplus (Statutory Basis)..........................................6
Statements of Cash Flows (Statutory Basis)..............................................................7
Notes to Financial Statements (Statutory Basis).........................................................9

                         Report of Independent Auditors


Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1998 and 1997, and the related statutory basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.


                                                /s/ Ernst & Young LLP


Louisville, Kentucky
February 9, 1999

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)



                                                               DECEMBER 31,
                                                           1998           1997
                                                       -------------------------
                                                              (In thousands)
ADMITTED ASSETS
Cash and invested assets:
   Bonds                                               $4,562,340     $3,444,659
   Preferred stocks                                        32,704         58,369
   Investment in common stock of subsidiary                59,503         54,028
   Mortgage loans                                          11,719         13,186
   Policy loans                                           102,305         99,531
        Cash and short-term investments                   412,074        201,242
        Other invested assets                              53,435         27,591
                                                       ----------     ----------
Total cash and invested assets                          5,234,080      3,898,606

Separate account assets                                 2,124,250      1,822,557
Accrued investment income                                  47,091         38,247
Reinsurance balances receivable                             1,048          4,837
Other admitted assets                                       2,097            207



                                                       ----------     ----------
Total admitted assets                                  $7,408,566     $5,764,454
                                                       ----------     ----------
                                                       ----------     ----------


                                                                                DECEMBER 31,
                                                                            1998            1997
                                                                       ----------------------------
                                                                               (In thousands)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Policy and contract liabilities:
      Life and annuity reserves                                        $ 1,512,538      $ 1,603,893
      Funding agreement and GIC deposit fund liabilities                 3,508,124        2,039,202
      Unpaid claims                                                            120              207
      Deposits on policies to be issued, net                                    83           (1,715)
                                                                       -----------      -----------
   Total policy and contract liabilities                                 5,020,865        3,641,587

   Separate account liabilities                                          2,101,750        1,798,069
   Accounts payable and accrued expenses                                     3,502            2,538
   Transfers to separate accounts due or accrued, net                      (59,632)         (42,028)
   Reinsurance balances payable                                              9,194           14,602
   Federal income taxes                                                         64              763
   Asset valuation reserve                                                  34,578           23,368
   Interest maintenance reserve                                             38,637           42,272
   Other liabilities                                                        12,920           71,523
                                                                       -----------      -----------
Total liabilities                                                        7,161,878        5,552,694

Capital and surplus:
   Common stock, $2 par value, 1,500,000 shares
           authorized, issued and outstanding                                3,000            3,000
   Paid-in surplus                                                         122,006          113,109
   Unassigned surplus                                                      121,682           95,651
                                                                       -----------      -----------
Total capital and surplus                                                  246,688          211,760
                                                                       -----------      -----------
Total liabilities and capital and surplus                              $ 7,408,566      $ 5,764,454
                                                                       -----------      -----------
                                                                       -----------      -----------



See accompanying notes.

                        Integrity Life Insurance Company

                     Statements of Income (Statutory Basis)


                                                                      YEAR ENDED DECEMBER 31,
                                                                         1998          1997
                                                                    -------------------------
                                                                           (In thousands)
PREMIUMS AND OTHER REVENUES:
   Premiums and annuity considerations                              $    7,313     $   13,386
   Deposit-type funds                                                1,868,553      2,191,350
   Net investment income                                               321,469        239,514
   Amortization of the interest maintenance reserve                      2,243          2,561
   Income from separate account seed money investment                     --              469
   Other revenues                                                       20,409         16,988
                                                                    ----------     ----------
Total premiums and other revenues                                    2,219,987      2,464,268
Benefits paid or provided:
   Death benefits                                                        5,528          5,136
   Annuity benefits                                                    240,573        136,630
   Surrender benefits                                                  297,863        408,615
   Interest on funds left on deposit                                   162,137         84,652
   Payments on supplementary contracts                                  10,982         10,659
   Increase in reserves and deposit fund liabilities                 1,216,263        945,161
                                                                    ----------     ----------
Total benefits paid or provided                                      1,933,346      1,590,853
                                                                    ----------     ----------
Insurance and other expenses:
   Commissions                                                          31,144         29,189
   General expenses                                                     23,542         15,869
   Taxes, licenses and fees                                              1,483          1,111
   Net transfers to separate accounts                                  186,486        785,374
   Other expenses                                                        1,710          3,354
                                                                    ----------     ----------
Total insurance and other expenses                                     244,365        834,897
                                                                    ----------     ----------
Gain from operations before federal income taxes and
   net realized capital gains                                           42,276         38,518
                                                                    ----------     ----------
Federal income tax expense                                               5,456          2,871
                                                                    ----------     ----------
Gain from operations before net realized capital gains                  36,820         35,647

Net realized capital gains, excluding realized capital
   gains (losses), net of tax, transferred to the interest
   maintenance reserve (1998-$(1,392); 1997-$6,239)                        945          2,512
                                                                    ----------     ----------
Net income                                                          $   37,765     $   38,159
                                                                    ----------     ----------
                                                                    ----------     ----------




See accompanying notes.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 1998 and 1997



                                                                                                           TOTAL
                                                      COMMON          PAID-IN        UNASSIGNED         CAPITAL AND
                                                      STOCK           SURPLUS          SURPLUS            SURPLUS
                                             ----------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Balance, January 1, 1997                             $  3,000        $  87,535        $  73,299        $ 163,834
Net income                                                                               38,159           38,159
Net change in unrealized gain
    of subsidiary                                                                         5,756            5,756
Increase in asset valuation reserve                                                      (9,563)          (9,563)
Capital contribution, net                                               25,574                            25,574
Dividends to shareholder                                                                (12,000)         (12,000)
                                                     --------        ---------        ---------        ---------
Balance, December 31, 1997                              3,000          113,109           95,651          211,760

Net income                                                                               37,765           37,765
Net change in unrealized gain
    of subsidiary                                                                         5,475            5,475
Net change in nonadmitted
    assets and related items                                                                  1                1
Increase in asset valuation reserve                                                     (11,210)         (11,210)
Capital contribution                                                     8,897                             8,897
Dividends to shareholder                                                                 (6,000)          (6,000)
                                                     --------        ---------        ---------        ---------
Balance, December 31, 1998                           $  3,000        $ 122,006        $ 121,682        $ 246,688
                                                     --------        ---------        ---------        ---------
                                                     --------        ---------        ---------        ---------





SEE ACCOMPANYING NOTES.


                                                                             YEAR ENDED DECEMBER 31,
                                                                               1998            1997
                                                                          ----------------------------
                                                                                  (In thousands)
OPERATIONS:
   Premiums, policy proceeds, and other
           considerations received                                        $ 1,875,866      $ 2,204,736
   Net investment income received                                             315,760          230,747
   Commission and expense allowances received
           on reinsurance ceded                                                   904            3,838
   Benefits paid                                                             (555,176)        (561,208)
   Insurance expenses paid                                                    (55,204)         (46,819)
   Other income received net of other expenses paid                            17,100            9,092
   Net transfers to separate accounts                                        (204,091)        (789,869)
   Federal income taxes paid                                                   (1,814)          (5,501)
                                                                            ---------        ---------
Net cash provided by operations                                             1,393,345        1,045,016

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments
   of investments:
      Bonds                                                                 4,854,879        3,407,120
      Preferred stocks                                                         86,730           87,435
      Mortgage loans                                                            1,467           19,760
      Real estate                                                                --                359
      Other invested assets                                                    63,054           10,216
      Net gains (losses) on cash and short-term investments                       580              (24)
      Miscellaneous proceeds                                                    1,050            3,436
                                                                            ---------        ---------
Total investment proceeds                                                   5,007,760        3,528,302
Benefits recovered (taxes paid) on capital gains                               (3,264)             175
                                                                            ---------        ---------
Net proceeds from sales, maturities, or repayments
   of investments                                                      5,004,496        3,528,477

                        Integrity Life Insurance Company


                                                              YEAR ENDED DECEMBER 31,
                                                              1998             1997
                                                           ---------------------------
                                                                 (In thousands)
Cost of investments acquired:
   Bonds                                                   5,980,098         4,376,185
   Preferred and common stocks                                60,158           101,175
   Other invested assets                                      85,759            31,931
   Miscellaneous applications                                  2,731              --
                                                          ----------         ---------
Total cost of investments acquired                         6,128,746         4,509,291
Net increase in policy loans and premium notes                 2,773             1,320
                                                          ----------         ---------
Net cash used in investment activities                    (1,127,023)         (982,134)

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
   Capital and surplus paid-in                                 8,897            40,000
   Other sources                                               7,631            52,548
                                                          ----------         ---------
Total other cash provided                                     16,528            92,548

Other cash applied:
   Dividends to shareholder                                    6,000            12,000
   Other applications, net                                    66,018            29,197
                                                          ----------         ---------
Total other cash applied                                      72,018            41,197
                                                          ----------         ---------
Net cash provided by (used in) financing and
   miscellaneous activities                                  (55,490)           51,351
                                                          ----------         ---------
Net increase in cash and short-term investments              210,832           114,233

Cash and short-term investments at beginning of year         201,242            87,009
                                                          ----------         ---------
Cash and short-term investments at end of year            $  412,074         $ 201,242
                                                          ----------         ---------
                                                          ----------         ---------



See accompanying notes.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                               December 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

Integrity Life Insurance Company (the "Company") is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired the Company and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), on November 26, 1993 from The National Mutual Life Association of Australasia Limited. The Company is domiciled in the state of Ohio. The Company, currently licensed in 46 states and the District of Columbia, and National Integrity specialize in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

In June 1997, ARM completed an initial public offering of 9.2 million shares of its common stock of which 5.75 million shares were sold by ARM for net proceeds of $78.8 million. The remaining 3.45 million shares were sold by certain private equity funds sponsored by Morgan Stanley Dean Witter & Co. ("Morgan Stanley Stockholders"). On June 30, 1997, ARM used a portion of such net proceeds to make a $40 million capital contribution to the Company, thereby strengthening the Company's capital base to provide for future growth. Simultaneously, the Company paid a $14.4 million dividend of bonds held by the Company to ARM for a net capital contribution of $25.6 million.

In May 1998, ARM completed a secondary public offering of approximately 12.4 million shares of common stock held by the Morgan Stanley Stockholders. As a result of the secondary public offering, the Morgan Stanley Stockholders no longer own any shares of ARM's outstanding stock.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     INVESTMENTS

     Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

     Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

     SUBSIDIARY

     The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

                        Integrity Life Insurance Company

     1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

        POLICY ACQUISITION COSTS

        Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of gross profits over the estimated term of the underlying policies.

        NONADMITTED ASSETS

        Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

        PREMIUMS AND BENEFITS

        Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

        BENEFIT RESERVES

        Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

        FEDERAL INCOME TAXES

        Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

        STATEMENT OF CASH FLOWS

        Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:


                                                                                YEAR ENDED DECEMBER 31,
                                                                                1998               1997
                                                                             ----------------------------
                                                                                    (In thousands)
Net income as reported in the accompanying
    statutory basis financial statements                                     $  37,765          $  38,159

Deferred policy acquisition costs, net of amortization                          22,694             19,174
Adjustments to customer deposits                                                (7,082)           (10,224)
Adjustments to invested asset carrying values
    at acquisition date                                                           (226)               (69)
Amortization of value of insurance in force                                     (5,426)            (8,423)
Amortization of interest maintenance reserve                                    (2,243)            (2,561)
Adjustments for realized investment gains (losses)                              (4,043)               217
Adjustments for federal income tax expense                                      (4,623)            (4,419)
Investment in subsidiary                                                        11,561              6,009
Eliminate dividend income from subsidiary                                       (2,771)                 -
Other                                                                            2,237              3,300
                                                                             ---------          ---------

Net income, GAAP basis                                                       $  47,843          $  41,163
                                                                             ---------          ---------
                                                                             ---------          ---------

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)


                                                                                     YEAR ENDED DECEMBER 31,
                                                                                     1998               1997
                                                                                 ----------------------------
                                                                                          (In thousands)
Capital and surplus as reported in the accompanying
    statutory basis financial statements                                         $ 246,688          $ 211,760

Adjustments to customer deposits                                                  (165,471)          (150,973)
Adjustments to invested asset carrying values at
    acquisition date                                                                   436             (2,342)
Asset valuation reserve and interest maintenance reserve                            73,215             65,481
Value of insurance in force                                                         27,097             35,924
Goodwill                                                                             2,968              3,997
Deferred policy acquisition costs                                                   79,679             54,175
Adjustments to investment in subsidiary
    excluding net unrealized gains (losses)                                         25,497             22,182
Net unrealized gains (losses) on available-for-sale securities                    (123,124)            21,317
Other                                                                               29,517             28,596
                                                                                 ---------          ---------
Shareholder's equity, GAAP basis                                                 $ 196,502          $ 290,117
                                                                                 ---------          ---------
                                                                                 ---------          ---------


Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     Preferred stocks are reported at cost.

     The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

     Short-term investments includes investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the average cost method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Interest on funds left on deposit represents interest credited on funding agreements and GIC deposit fund liabilities. Interest credited on all other life and annuity reserves is included as a component of annuity or surrender benefits.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts and institutional funding agreements. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of income in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the presentation of the 1998 financial statements. These reclassifications had no effect on previously reported net income or surplus.

                        Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. In 1998, both the NAIC and the Ohio Department of Insurance adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The Company has not yet determined the impact of Codification to its statutory-basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:


                                            Cost or           Gross            Gross
                                            Amortized      Unrealized        Unrealized
                                              Cost            Gains            Losses         Fair Value
                                    --------------------------------------------------------------------
                                                                (In thousands)
At December 31, 1998:
Mortgage-backed securities             $   1,969,989    $           -     $           -    $   1,969,989
Corporate securities                       1,803,209            5,445            53,873        1,754,781
Asset-backed securities                      497,116                -                 -          497,116
U.S. Treasury securities and
   obligations of U.S. government
   agencies                                  258,659              206               741          258,124
Foreign governments                           29,412                -               999           28,413
States and political
subdivisions                                   3,955              158                 -            4,113
                                       -------------    -------------     -------------    -------------
Total bonds                            $   4,562,340    $       5,809     $      55,613    $   4,512,536
                                       -------------    -------------     -------------    -------------
                                       -------------    -------------     -------------    -------------

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)



                                            Cost or           Gross            Gross
                                           Amortized        Unrealized       Unrealized
                                              Cost            Gains            Losses         Fair Value
                                    --------------------------------------------------------------------
                                                                (In thousands)
At December 31, 1997:
   Mortgage-backed securities          $   1,606,968    $           -     $           -    $   1,606,968
   Corporate securities                    1,132,531           13,329             7,533        1,138,327
   Asset-backed securities                   374,841                -                 -          374,841
   U. S. Treasury securities and
     obligations of U.S. government
     agencies                                276,801              714                 7          277,508
   Foreign governments                        49,513              121               437           49,197
   States and political subdivisions
                                               4,005              160                 -            4,165
                                       -------------    -------------     -------------    -------------
Total bonds                            $   3,444,659    $      14,324     $       7,977    $   3,451,006
                                       -------------    -------------     -------------    -------------
                                       -------------    -------------     -------------    -------------


Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1998 and 1997, the fair value of investments in bonds includes $3.8 billion and $2.9 billion, respectively, of bonds that were valued at amortized cost.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1998, by contractual maturity, is as follows:


                                                                             Cost or
                                                                            Amortized           Fair
                                                                               Cost             Value
                                                                       ------------------------------------
                                                                                    (In thousands)
Years to maturity:
   One or less                                                            $      22,292    $      22,254
   After one through five                                                       131,959          129,762
   After five through ten                                                       338,367          326,435
   After ten                                                                  1,602,617        1,566,980
   Asset-backed securities                                                      497,116          497,116
   Mortgage-backed securities                                                 1,969,989        1,969,989
                                                                          -------------    -------------
Total                                                                     $   4,562,340    $   4,512,536
                                                                          -------------    -------------
                                                                          -------------    -------------


The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1998 and 1997 were $4.1 billion and $2.9 billion; gross gains of $26.5 million and $34.9 million, and gross losses of $26.8 million and $26.9 million were realized on those sales, respectively.

At December 31, 1998 and 1997, bonds with an admitted asset value of $7,521,000 and $7,664,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:


                                                                 Gross             Gross
                                               Cost           Unrealized         Unrealized
                                                                 Gains             Losses          Fair Value
                                           ------------------------------------------------------------------
                                                                (In thousands)
At December 31, 1998:
    Subsidiary                             $  17,823          $  41,680           $     -          $  59,503
                                           ---------          ---------           -------          ---------
                                           ---------          ---------           -------          ---------

At December 31, 1997:
    Subsidiary                             $  17,823          $  36,205           $     -          $  54,028
                                           ---------          ---------           -------          ---------
                                           ---------          ---------           -------          ---------




The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company made no new investments in mortgage loans during 1998. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1998, the Company held no mortgages with interest more than one year past due. During 1998, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Major categories of the Company's net investment income are summarized as follows:


                                                                                 Year Ended December 31,
                                                                                  1998             1997
                                                                          -------------------------------
                                                                                     (In thousands)
Income:
   Bonds                                                                  $     299,122     $     216,166
   Preferred stocks                                                               3,226             6,042
   Dividend from subsidiary                                                       2,771                 -
   Mortgage loans                                                                 1,100             5,619
   Real estate                                                                        -               158
   Policy loans                                                                   7,544             6,842
   Cash and short-term investments                                               15,335             7,072
   Other investment income                                                        2,091               880
                                                                          -------------     -------------
Total investment income                                                         331,189           242,779

Investment expenses                                                              (2,807)           (3,265)
Interest expense on repurchase agreements                                        (6,913)                -
                                                                          -------------     -------------

Net investment income                                                     $     321,469     $     239,514
                                                                          -------------     -------------
                                                                          -------------     -------------


4. DERIVATIVE INSTRUMENTS

The Company offers equity-indexed products through its separate accounts that meet consumer demand for equity investments with downside protection. In connection with this product the Company acquired 356 S&P 500 futures contracts during 1998. The Company acquired the futures through the use of a margin account whereby the Company maintains a minimum cash balance of approximately $10,000 per contract. Should the S&P 500 fall below the level determined at the acquisition date, the Company would be required to add additional cash to the margin account based on the change in the S&P 500's market value. Should the S&P 500 increase from its level at the inception of the contract, cash would be added by the counterparty to the margin account. Unrealized market value gains on the futures are recorded in the separate accounts statement of operations to hedge against the Company's obligation to pay equity-indexed returns to policyholders. As of December 31, 1998, outstanding futures had unrealized gains of approximately $5.8 million.

                        Integrity Life Insurance Company

4. DERIVATIVE INSTRUMENTS (CONTINUED)

During 1998, the Company purchased an interest rate cap for $5,225,000 and sold an interest rate floor for $1,425,000, each having a contractrual notional amount of $1.0 billion. The objective for holding these instruments is to limit exposure to volatility of interest credited payments for variable rate institutional spread deposits. Both the purchase price of the cap and the proceeds from the floor will be amortized into operations using the interest method over the lives of the cap and floor, respectively. Payments received from the cap or made on the floor are recorded in the statement of operations as an offset to interest on contract or policy funds.

The Company holds institutional spread deposits in its general account. The Company uses interest rate swaps to reduce the interest rate exposure arising from mismatches between the assets and liabilities related to the deposits. The Company agreed to exchange with other parties a fixed-rate of interest it receives on certain investment securities for floating-rate interest amounts calculated by reference to agreed-upon notional principal amounts. On certain contracts entered into during 1998, the Company received $1,138,750 of consideration as part of the swaps that will be amortized into operating earnings over the life of the swaps. A single net payment is made by one counterparty at each date. The Company has approximately $346 million of notional principal contracts outstanding in the general account at December 31, 1998.

During 1998, the Company entered into total yield swap transactions with two affiliates of the Company, 312 Certificate Company ("312CC") and 212 Certificate Company ("212CC"). 312CC and 212CC were established as special purpose entities to offer privately placed certificates. These swaps are considered off-balance sheet items.

The swap transactions generally provide that the Company pays an amount that approximates the interest credited to be paid to certificate holders plus outside credit enhancement fees and receives the book income of the 312CC and 212CC investment portfolios, less investment advisory expenses. The Company accounts for the swap activity in its guaranteed separate account. During 1998, the Company recorded approximately $962,000 and $414,000 of net investment income from 312CC and 212CC, respectively, in its separate account summary of operations.

                        Integrity Life Insurance Company

4. DERIVATIVE INSTRUMENTS (CONTINUED)

The 312CC swap transaction provides that the Company increase the fair market value of the 312CC investment portfolio to equal the account value of the certificate ("account value") if the ratio of the investment portfolio fair value to account value is less than 97%. The 212CC swap transaction provides that the Company maintains the fair value of the 212CC investment portfolio to be no less than 97% of the account value. However, from time to time ARM may make capital contributions to 312CC and 212CC as necessary to maintain the fair value of the investment portfolios at or near account value. Such infusions would serve to mitigate the Company's obligation to make the above payments under the swaps. During 1998, ARM made a $6 million capital contribution to 312CC.

Certain events may cause the 312CC and 212CC certificates to be paid prior to their stated maturity dates. If such an event occurs and the fair value of the 312CC or 212CC investment portfolio is less than account value, the swap transactions provide that the Company contribute the difference.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

5. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

                        Integrity Life Insurance Company

5. REINSURANCE (CONTINUED)

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:



                                                                                    Year Ended December 31,
                                                                                     1998              1997
                                                                                ----------------------------
                                                                                        (In thousands)
Direct premiums and amounts assessed
   against policyholders                                                         $ 421,637       $ 1,005,583
Reinsurance assumed                                                              1,474,079         1,217,681
Reinsurance ceded                                                                  (19,850)          (18,528)
                                                                                 ----------      -----------

Net premiums, annuity considerations and
    deposit-type funds                                                         $ 1,875,866       $ 2,204,736
                                                                               -----------       -----------
                                                                               -----------       -----------


In 1998 and 1997, the Company assumed $1.5 billion and $1.1 billion, respectively, in funding agreement and GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

6. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations with current benefit being given for the use of National Integrity's losses and credits in the consolidated return.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The prior year tax provision was calculated including a consolidated net operating loss carryover benefit of $12.4 million.

                        Integrity Life Insurance Company

7. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from earned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory capital and surplus as of the preceding December 31, or (ii) the Company's statutory net income for the preceding year. The maximum dividend payments that may be made by the Company to ARM during 1999 are $37.8 million.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 1998, the Company received dividends of $2.8 million from National Integrity.

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1998 and 1997, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                        Integrity Life Insurance Company

8. ANNUITY RESERVES

At December 31, 1998 and 1997, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:


                                                                                    Amount            Percent
                                                                                 ----------------------------
                                                                                         (In thousands)
At December 31, 1998:
    Subject to discretionary withdrawal (with adjustment):
      With market value adjustment                                               $  404,623               6.0%
      At book value less surrender charge of 5% or more                             215,430               3.2
      At market value                                                             1,019,880              15.1
                                                                                 ----------        ----------
    Total with adjustment or at market value                                      1,639,933              24.3
    Subject to discretionary withdrawal (without adjustment)
      at book value with minimal or no charge or adjustment                       4,500,408              66.7
    Not subject to discretionary withdrawal                                         607,460               9.0
                                                                                 ----------        ----------
    Total annuity reserves and deposit fund liabilities (before
      reinsurance)                                                                6,747,801             100.0%
                                                                                                   ----------
                                                                                                   ----------
    Less reinsurance ceded                                                          (28,045)
                                                                                 ----------
    Net annuity reserves and deposit fund liabilities                            $6,719,756
                                                                                 ----------
                                                                                 ----------

At December 31, 1997:
    Subject to discretionary withdrawal (with adjustment):
      With market value adjustment                                               $  348,451               7.0%
      At book value less surrender charge of 5% or more                             235,360               4.7
      At market value                                                               711,105              14.3
                                                                                 ----------        ----------
    Total with adjustment or at market value                                      1,294,916              26.0
    Subject to discretionary withdrawal (without adjustment)
      at book value with minimal or no charge or adjustment                       3,095,701              62.1
    Not subject to discretionary withdrawal                                         594,781              11.9
                                                                                 ----------        ----------
    Total annuity reserves and deposit fund liabilities (before
      reinsurance)                                                                4,985,398             100.0%
                                                                                                   ----------
                                                                                                   ----------
    Less reinsurance ceded                                                          (34,721)
                                                                                 ----------
    Net annuity reserves and deposit fund liabilities                            $4,950,677
                                                                                 ----------
                                                                                 ----------

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include indexed products (i.e., equity-indexed annuities and an institutional funding agreement) and non-indexed products and options (i.e., guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 1998 is as follows:



                                               Separate Accounts With
                                                       Guarantees
                                         ---------------------------------
                                                               Nonindexed         Nonguaranteed
                                                               Guaranteed           Separate
                                              Indexed          More Than 4%         Accounts          Total
                                         ---------------------------------------------------------------------
                                                                     (In thousands)
Premiums, deposits and other
   considerations                           $      33,456    $     132,280     $     185,181     $     350,917
                                            -------------    -------------     -------------     -------------
                                            -------------    -------------     -------------     -------------

Reserves for separate accounts with
   assets at fair value                     $     587,033    $     409,143     $   1,053,699     $   2,049,875
                                            -------------    -------------     -------------     -------------
                                            -------------    -------------     -------------     -------------


Reserves for separate accounts
 by withdrawal characteristics:
     Subject to discretionary withdrawal
      (with adjustment):
         With market adjustment             $      45,784    $     358,839     $           -     $     404,623
         At book value without market
           value adjustment and with
           current surrender charge of
           5% or more                                   -           50,304                 -            50,304
         At market value                                -                -         1,053,699         1,053,699
                                            -------------    -------------     -------------     -------------
     Total with adjustment or at market
       value                                       45,784          409,143         1,053,699         1,508,626
     Not subject to discretionary
       withdrawal                                 541,249                -                 -           541,249
                                            -------------    -------------     -------------     -------------
Total separate accounts reserves            $     587,033    $     409,143     $   1,053,699     $   2,049,875
                                            -------------    -------------     -------------     -------------
                                            -------------    -------------     -------------     -------------

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1998 and 1997 is presented below:


                                                                                  1998               1997
                                                                                ----------------------------
                                                                                      (In thousands)
Transfers as reported in the Summary of Operations
 of the Separate Accounts Statement:
      Transfers to separate accounts                                            $ 350,917          $ 874,585
      Transfers from separate accounts                                           (166,508)           (91,038)
                                                                                ---------          ---------
Net transfers to separate accounts                                                184,409            783,547

Reconciling adjustments:
    Policy deductions and other expense reported as
      other revenues                                                                2,077              1,827
                                                                                ---------          ---------
Transfers as reported in the Summary of Operations
    of the Life, Accident and Health Annual Statement                           $ 186,486          $ 785,374
                                                                                ---------          ---------
                                                                                ---------          ---------


10. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                    December 31, 1998                  December 31, 1997
                                           -----------------------------------------------------------------------
                                            Carrying              Fair        Carrying               Fair
                                             Amount               Value        Amount               Value
                                           -----------------------------------------------------------------------
                                                                       (In thousands)
Assets:
   Bonds                                      $   4,562,340    $   4,390,941     $   3,444,659    $   3,484,364
   Preferred stocks                                  32,704           32,643            58,369           59,964
   Mortgage loans                                    11,719           11,719            13,186           13,186
   Cash and short-term investments                  412,074          412,074           201,242          201,242

Liabilities:
   Life and annuity reserves for
     investment-type contracts and deposit
     fund liabilities                         $   4,705,091    $   4,669,365     $   3,320,869    $   3,379,388
   Separate accounts annuity reserves
                                                  2,016,056        2,001,161         1,630,787        1,607,081

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS AND CASH AND SHORT-TERM INVESTMENTS

The carrying amount of mortgage loans and cash and short-term investments approximates their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS AND DEPOSIT FUND LIABILITIES

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value amount of institutional deposits represents the estimated present value of cash flows using current market rates and the duration of the liabilities. The fair value amounts of deposit fund

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

11. RELATED PARTY TRANSACTIONS

Effective January 1, 1995, the Company entered into an Administrative Services and an Investment Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1998 and 1997, the Company was charged $27.2 million and $19.3 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

12. YEAR 2000 (UNAUDITED)

ARM has undertaken a Year 2000 project that includes all of its subsidiaries, including the Company. ARM's Year 2000 compliance project, as it relates to the Company, is provided for under the Investment Services Agreement and Administrative Services Agreement between ARM and the Company. The cost of ARM's Year 2000 initiatives is not expected to be material to ARM's results of operations or financial condition. Likewise, any cost to the Company related to Year 2000 compliance is not expected to be material to the Company's results of operations or financial condition.

ARM has completed the assessment phase of the project for all production applications, hardware (personal computers and servers), system software, vendors, and business partners. Although ARM is still receiving information from a few vendors and business partners and assessing various logistic concerns with its facilities, ARM's major production systems are substantially Year 2000 compliant. Where Year 2000 problems were found, the necessary upgrades and repairs have begun and are scheduled for completion no later than May 31, 1999.

                        Integrity Life Insurance Company

12. YEAR 2000 (UNAUDITED) (CONTINUED)

As well as assessing its facilities, ARM is also in the repair and certification testing phase of its project. The testing phase will serve to verify the results of repairs and assessments. Steps needed to correct any problems uncovered during testing will begin immediately at that time. ARM's Year 2000 project is well underway and because management believes that it will be Year 2000 compliant by May 31, 1999, it currently has no contingency plans for system issues in place beyond its normal disaster recovery procedures. As a precaution, ARM is developing a contingency and business resumption plan to address various logistic concerns with its facilities. The contingency and business resumption plan is scheduled for completion no later than September 30, 1999.

Although ARM anticipates no major interruption of business activities, that will depend, in part, upon the activity of third parties. Even though ARM has assessed and continues to assess third party issues, it has no direct ability to influence the compliance actions of such parties. Accordingly, while ARM believes its actions in this regard should have the effect of reducing Year 2000 risks, it is unable to eliminate them or to estimate the ultimate effect Year 2000 risks will have on the Company's operations.

The estimated date on which ARM believes it will complete its Year 2000 compliance efforts, and the expenses related to ARM's Year 2000 compliance efforts are based upon management's best estimates, which were based on assumptions of future events, including the availability of certain resources, third party modification plans and other factors. There can be no assurance that these results and estimates will be achieved, and the actual results could materially differ from those anticipated.